Discussion Materials for:

September 11, 2007

This document contains confidential information which has been prepared by Keefe, Bruyette & Woods, Inc. solely for purposes of this presentation.  This presentation and the information contained herein should not be copied, summarized or disseminated in any form to any other party without the prior written approval of Keefe, Bruyette & Woods, Inc.  The improper dissemination of this presentation and related information may result in violations of Federal Securities Laws.

Joseph S. Berry                                           Managing Director

EXHIBIT (c)(1)

Table of Contents

1.

Proposed Warrant Tender Summary

2.

Warrant Pricing Review

3.

Warrant Tender Impact to SAMB Shareholders

Proposed Warrant Tender Summary

Warrant Tender Update

Sun American management is interested in tendering for its Outstanding Class D, E and F warrants, along with the associated warrants issued to underwriters

Together with Sun American management, we have attempted to assign a fair market value to each class of warrants that is subject to the proposed tender offer

We constructed a Black-Scholes model to determine the fair market value of the warrants

We confirmed this value using Bloomberg’s option valuation model

After reviewing the valuation estimates of the warrants, Sun American management has proposed offering a premium of 125%-135% to the fair market value, in an effort to maximize the number of warrants tendered

Warrant Class					
Assumption	**D**	**D - UW**	**E**	**E - UW**	**F**	**F - UW**
Current Stock Price	$7.02	$7.02	$7.02	$7.02	$7.02	$7.02
Exercise Price	$10.00	$11.62	$10.63	$10.63	$10.00	$10.00
Risk Free Rate	4.09%	4.09%	4.09%	4.09%	4.09%	4.09%
Volatility (St. Dev. Stock Price)	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%
Dividend Rate	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Today's Date	9/4/07	9/4/07	9/4/07	9/4/07	9/4/07	9/4/07
Expiration Date	5/13/09	5/13/09	3/1/10	3/1/10	12/1/10	8/1/10
Time to Expiration	1.69 years	1.69 years	2.49 years	2.49 years	3.24 years	2.91 years
Conversion Ratio	0.40	0.40	0.40	0.40	0.20	0.40
Quantity	4,822,100	196,808	1,323,500	187,086	8,168,714	740,588
Common Share Equivalent	1,928,840	236,169	529,400	74,834	1,633,743	296,235

Summary of Warrant Terms

Symbol		Assumption		Warrant Class D	D - UW	E	E - UW	F	F - UW
CALL	=	$[S * N(d1)] - [X * N(d2) * e^{(-R*T)}]$							
d1	=	$\frac{LN(S / X) + ((R-D) + \sigma^2/2)*T}{\sigma * \sqrt{T}}$	=	(0.7133)	(1.1744)	(0.5962)	(0.5962)	(0.2660)	(0.3374)
d2	=	$\frac{LN(S / X) + ((R-D) - \sigma^2/2)*T}{\sigma * \sqrt{T}}$	=	(1.0384)	(1.4994)	(0.9908)	(0.9908)	(0.7163)	(0.7639)
	or	$d1 - \sigma * \sqrt{T}$	=	(1.0384)	(1.4994)	(0.9908)	(0.9908)	(0.7163)	(0.7639)
N(d1)	=			0.2378	0.1201	0.2755	0.2755	0.3951	0.3679
N(d2)	=			0.1496	0.0669	0.1609	0.1609	0.2369	0.2225
C	**=**	**$[S * N(d1)] - [X * N(d2) * e^{(-R*T)}]$**	**=**	**$0.27**	**$0.12**	**$0.39**	**$0.39**	**$0.70**	**$0.61**
Calculated Fair Value per Warrant[1]				**$0.11**	**$0.05**	**$0.16**	**$0.16**	**$0.14**	**$0.24**
Proposed Tender Price				$0.25	$0.11	$0.35	$0.35	$0.32	$0.55
Premium to Calculated Value				128%	133%	125%	125%	129%	126%
Total Cost				$1,205,525	$21,649	$463,225	$65,480	$2,613,988	$407,323

KBW

Proposed Pricing Summary

Note:
1 Adjusted for conversion ratio

Warrant Pricing Review

Symbol	Assumption	Value
S	Current Stock Price	$7.02
X	Exercise Price	$10.00
R	Risk Free Rate	4.09%
σ	Volatility (St.Dev. Stock Price)	25.0%
D	Dividend Rate	0.00%
	Today's Date	9/4/07
	Expiration Date	5/13/09
T	Time to Expiration	1.69 years
	Conversion Ratio	0.40
	Quantity	4,822,100
	Common Share Equivalent	1,928,840

Term		Equation		Values		Output
CALL	=	$[S * N(d1)] - [X * N(d2) * e^{(-R*T)}]$				
d1	=	$\frac{LN(S / X) + ((R-D) + \sigma^2/2)*T}{\sigma * \sqrt{T}}$	=	$\frac{LN(\$7.02 / \$10.00) + [(4.09\% - 0\%) + 25\% / 2] * 1.69}{25.0\% * \sqrt{1.69}}$	=	(0.7133)
d2	=	$\frac{LN(S / X) + ((R-D) - \sigma^2/2)*T}{\sigma * \sqrt{T}}$	=	$\frac{LN(\$7.02 / \$10.00) + [(4.09\% - 0\%) - 25\% / 2] * 1.69}{25.0\% * \sqrt{1.69}}$	=	(1.0384)
	or	$d1 - \sigma * \sqrt{T}$	=	$-0.7133 - (25.0\% * \sqrt{1.69})$	=	(1.0384)
N(d1)	=				=	0.2378
N(d2)	=				=	0.1496
C	**=**	$[S * N(d1)] - [X * N(d2) * e^{(-R*T)}]$	**=**	**[$7.02 * 0.2378] - [$10.00 * 0.1496 * e^(-4.09% * 1.69)]**	**=**	**0.2739**
Price per Warrant[1]					**=**	**0.1096**

KBW

Class D — KBW Black-Scholes

Note:
1 Adjusted for conversion ratio

SUN AMERICAN BAN Equity
OV
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Standard Option Valuation
Page 1/2
SAMB US
SUN AMERICAN BANCORP
Currency: USD
Hit 1 GO for save/send screen
Hit 2 GO for notes
Hit 3 GO for dividends
Hit PAGE for scenario graph
Price of SAMB US Equity 7.02
Strike: 10.00 142.450% (USD)Rate: 4.090% S Semiannual
NOTE: Riskfree rate has been adjusted
Exercise Type: A American
Put or Call: C Call
Time to Expiration: 617 06:30 Model Type: 1 Default (Trinomial)
Trade: 9/ 4/07 09:45
Expiration: 5/13/09 16:15
Settle Date: 9/ 4/07
Exercise Delay: 0
Option Valuation and Risk Parameters
Value Percent
Price: .273138 3.891%
Volatility: 25.000%
Delta: 0.23726
Gamma: 0.13536
Vega: 0.02861
Time Value: 0.27314
Theta: 0.00073
Premium: 46.34099
Parity: -2.98000
Gearing: 25.70132
Rho 2.36234
Dividends Continuous
Dividend Yield 0.00%
No dividends proj.
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 920410
Hong Kong 852 2977 6000 Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2007 Bloomberg L.P.
04-Sep-2007 09:47:24

Class D — Bloomberg

Historical SAMB Share Price Volatility						
		10-Q	1-M	3-M	6-M	1-Yr	2-Yr	3-Yr
		19.0%	24.5%	25.1%	29.5%	25.1%	23.1%	27.0%
	7.00	0.049	0.103	0.110	0.162	0.110	0.088	0.132
SAMB	7.25	0.065	0.128	0.136	0.192	0.136	0.110	0.160
Share	7.50	0.086	0.156	0.165	0.226	0.165	0.137	0.191
Price ($)	7.75	0.111	0.188	0.198	0.263	0.197	0.167	0.225
	8.00	0.139	0.224	0.234	0.303	0.233	0.201	0.263
	8.25	0.173	0.263	0.274	0.347	0.273	0.239	0.305

KBW

Class D — Sensitivity Analysis

Conversion Ratio Adjusted Price per Warrant ($)

Symbol	Assumption	Value
S	Current Stock Price	$7.02
X	Exercise Price	$11.62
R	Risk Free Rate	4.09%
σ	Volatility (St.Dev. Stock Price)	25.0%
D	Dividend Rate	0.00%
	Today's Date	9/4/07
	Expiration Date	5/13/09
T	Time to Expiration	1.69 years
	Conversion Ratio	0.40
	Quantity	196,808
	Common Share Equivalent	236,169

Term		Equation		Values		Output
CALL	=	[S * N(d1)] - [X * N(d2) * $e^{(-R*T)}$]				
d1	=	$\frac{LN(S / X) + ((R-D) + \sigma^2/2)*T}{\sigma * \sqrt{T}}$	=	$\frac{LN(\$7.02 / \$11.62) + [(4.09\% - 0\%) + 25\% / 2] * 1.69}{25.0\% * \sqrt{1.69}}$	=	(1.1744)
d2	=	$\frac{LN(S / X) + ((R-D) - \sigma^2/2)*T}{\sigma * \sqrt{T}}$	=	$\frac{LN(\$7.02 / \$11.62) + [(4.09\% - 0\%) - 25\% / 2] * 1.69}{25.0\% * \sqrt{1.69}}$	=	(1.4994)
	or	d1 - σ * √T	=	-1.1744 - (25.0% * √1.69)	=	(1.4994)
N(d1)	=				=	0.1201
N(d2)	=				=	0.0669
C	**=**	**[S * N(d1)] - [X * N(d2) * $e^{(-R*T)}$]**	**=**	**[$7.02 * 0.1201] - [$11.62 * 0.0669 * e^(-4.09% * 1.69)]**	**=**	**0.1182**
Price per Warrant[1]					**=**	**0.0473**

KBW

Class D Underwriter — KBW Black-Scholes

Note:
1 Adjusted for conversion ratio

SUN AMERICAN BAN Equity
OV
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N125 EquityOV
Screen Printed
Standard Option Valuation
Page 1/2
SAMB US
SUN AMERICAN BANCORP
Currency: USD
Hit 1 GO for save/send screen
Hit 2 GO for notes
Hit 3 GO for dividends
Hit PAGE for scenario graph
Price of SAMB US Equity 7.02
Strike: 11.62 165.527% (USD)Rate: 4.090% S Semiannual
NOTE Riskfree rate has been adjusted
Exercise Type: A American
Put or Call: C Call
Time to Expiration: 617 06:30 Model Type: 1 Default (Trinomial)
Trade: 9/ 4/07 09:45
Expiration: 5/13/09 16:15
Settle Date: 9/ 4/07
Exercise Delay: 0
Option Valuation and Risk Parameters
Dividends Continuous
Value Percent
Time Value: 0.11761
Dividend Yield 0.00%
Price: .117613 1.675%
Theta: 0.00045
Volatility: 25.000%
Premium: 67.20246
No dividends proj.
Delta: 0.11960
Parity: -4.60000
Gamma: 0.08745
Gearing: 59.68724
Vega: 0.01885
Rho 1.22616
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 920410
Hong Kong 852 2977 6000 Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2007 Bloomberg L.P.
04-Sep-2007 09:47:07

KBW

Class D Underwriter — Bloomberg

Historical SAMB Share Price Volatility						
		10-Q	1-M	3-M	6-M	1-Yr	2-Yr	3-Yr
		19.0%	24.5%	25.1%	29.5%	25.1%	23.1%	27.0%
	7.00	0.013	0.044	0.048	0.084	0.048	0.034	0.062
SAMB	7.25	0.019	0.056	0.061	0.103	0.061	0.045	0.078
Share	7.50	0.027	0.071	0.077	0.124	0.077	0.058	0.096
Price ($)	7.75	0.037	0.088	0.095	0.147	0.095	0.073	0.116
	8.00	0.049	0.108	0.116	0.173	0.116	0.091	0.140
	8.25	0.064	0.131	0.140	0.202	0.139	0.112	0.166

Class D Underwriter — Sensitivity Analysis

Conversion Ratio Adjusted Price per Warrant ($)

Symbol	Assumption	Value
S	Current Stock Price	$7.02
X	Exercise Price	$10.63
R	Risk Free Rate	4.09%
σ	Volatility (St.Dev. Stock Price)	25.0%
D	Dividend Rate	0.00%
	Today's Date	9/4/07
	Expiration Date	3/1/10
T	Time to Expiration	2.49 years
	Conversion Ratio	0.40
	Quantity	1,323,500
	Common Share Equivalent	529,400

Term		Equation		Values		Output
CALL	=	[S * N(d1)] - [X * N(d2) * $e^{(-R*T)}$]				
d1	=	$\frac{LN(S / X) + ((R-D) + \sigma^2/2)*T}{\sigma * \sqrt{T}}$	=	$\frac{LN(\$7.02 / \$10.63) + [(4.09\% - 0\%) + 25\% / 2] * 2.49}{25.0\% * \sqrt{2.49}}$	=	(0.5962)
d2	=	$\frac{LN(S / X) + ((R-D) - \sigma^2/2)*T}{\sigma * \sqrt{T}}$	=	$\frac{LN(\$7.02 / \$10.63) + [(4.09\% - 0\%) - 25\% / 2] * 2.49}{25.0\% * \sqrt{2.49}}$	=	(0.9908)
	or	$d1 - \sigma * \sqrt{T}$	=	$-0.5962 - (25.0\% * \sqrt{2.49})$	=	(0.9908)
N(d1)	=				=	0.2755
N(d2)	=				=	0.1609
C	**=**	**[S * N(d1)] - [X * N(d2) * $e^{(-R*T)}$]**	**=**	**[$7.02 * 0.2755] - [$10.63 * 0.1609 * e^(-4.09% * 2.49)]**	**=**	**0.3893**
Price per Warrant[1]					**=**	**0.1557**

KBW

Class E — KBW Black-Scholes

Note:
1 Adjusted for conversion ratio

SUN AMERICAN BAN Equity
OV
Export
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<HELP> for explanation.
N125 EquityOV
Screen Printed
Standard Option Valuation
Page 1/2
SAMB US SUN AMERICAN BANCORP
Currency: USD
Price of SAMB US Equity 7.02
Hit 1 GO for save/send screen
Hit 2 GO for notes
Hit 3 GO for dividends
Hit PAGE for scenario graph
Strike: 10.63 151.424% (USD)Rate: 4.090% S Semiannual
NOTE Riskfree rate has been adjusted
Exercise Type: A American
Put or Call: C Call
Time to Expiration: 909 06:30
Model Type: 1 Default (Trinomial)
Trade: 9/ 4/07 09:45
Expiration: 3/ 1/10 16:15
Settle Date: 9/ 4/07
Exercise Delay: 0
Option Valuation and Risk Parameters
Value Percent
Price: .38793 5.526%
Volatility: 25.000%
Delta: 0.27471
Gamma: 0.12040
Vega: 0.03738
Time Value: 0.38793
Theta: 0.00068
Premium: 56.95057
Parity: -3.61000
Gearing: 18.09604
Rho 3.85138
Dividends Continuous
Dividend Yield 0.00%
No dividends proj.
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 920410
Hong Kong 852 2977 6000 Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2007 Bloomberg L.P.
04-Sep-2007 09:48:21

Class E — Bloomberg

Historical SAMB Share Price Volatility						
		10-Q	1-M	3-M	6-M	1-Yr	2-Yr	3-Yr
		19.0%	24.5%	25.1%	29.5%	25.1%	23.1%	27.0%
	7.00	0.074	0.147	0.157	0.223	0.156	0.127	0.185
SAMB	7.25	0.094	0.176	0.186	0.258	0.185	0.153	0.216
Share	7.50	0.117	0.207	0.218	0.295	0.217	0.182	0.250
Price ($)	7.75	0.144	0.242	0.253	0.334	0.253	0.215	0.288
	8.00	0.175	0.279	0.291	0.377	0.291	0.251	0.328
	8.25	0.209	0.320	0.333	0.422	0.332	0.290	0.371

Class E — Sensitivity Analysis

Conversion Ratio Adjusted Price per Warrant ($)

Symbol	Assumption	Value
S	Current Stock Price	$7.02
X	Exercise Price	$10.63
R	Risk Free Rate	4.09%
σ	Volatility (St. Dev. Stock Price)	25.0%
D	Dividend Rate	0.00%
	Today's Date	9/4/07
	Expiration Date	3/1/10
T	Time to Expiration	2.49 years
	Conversion Ratio	0.40
	Quantity	187,086
	Common Share Equivalent	74,834

Term		Equation		Values		Output
CALL	=	[S * N(d1)] - [X * N(d2) * $e^{(-R*T)}$]				
d1	=	$\frac{LN(S / X) + ((R-D) + \sigma^2/2)*T}{\sigma * \sqrt{T}}$	=	$\frac{LN(\$7.02 / \$10.63) + [(4.09\% - 0\%) + 25\% / 2] * 2.49}{25.0\% * \sqrt{2.49}}$	=	(0.5962)
d2	=	$\frac{LN(S / X) + ((R-D) - \sigma^2/2)*T}{\sigma * \sqrt{T}}$	=	$\frac{LN(\$7.02 / \$10.63) + [(4.09\% - 0\%) - 25\% / 2] * 2.49}{25.0\% * \sqrt{2.49}}$	=	(0.9908)
	or	$d1 - \sigma * \sqrt{T}$	=	$-0.5962 - (25.0\% * \sqrt{2.49})$	=	(0.9908)
N(d1)	=				=	0.2755
N(d2)	=				=	0.1609
C	**=**	**[S * N(d1)] - [X * N(d2) * $e^{(-R*T)}$]**	**=**	**[$7.02 * 0.2755] - [$10.63 * 0.1609 * e^(-4.09% * 2.49)]**	**=**	**0.3893**
Calculated Price per Warrant[3]					**=**	**0.1557**

Class E Underwriter — KBW Black-Scholes

Note:
1 Adjusted for conversion ratio

Class E Underwriter — Bloomberg

Historical SAMB Share Price Volatility						
		10-Q	1-M	3-M	6-M	1-Yr	2-Yr	3-Yr
		19.0%	24.5%	25.1%	29.5%	25.1%	23.1%	27.0%
	7.00	0.074	0.147	0.157	0.223	0.156	0.127	0.185
SAMB	7.25	0.094	0.176	0.186	0.258	0.185	0.153	0.216
Share	7.50	0.117	0.207	0.218	0.295	0.217	0.182	0.250
Price ($)	7.75	0.144	0.242	0.253	0.334	0.253	0.215	0.288
	8.00	0.175	0.279	0.291	0.377	0.291	0.251	0.328
	8.25	0.209	0.320	0.333	0.422	0.332	0.290	0.371

Class E Underwriter — Sensitivity Analysis

Conversion Ratio Adjusted Price per Warrant ($)

Symbol	Assumption	Value
S	Current Stock Price	$7.02
X	Exercise Price	$10.00
R	Risk Free Rate	4.09%
σ	Volatility (St.Dev. Stock Price)	25.0%
D	Dividend Rate	0.00%
	Today's Date	9/4/07
	Expiration Date	12/1/10
T	Time to Expiration	3.24 years
	Conversion Ratio	0.20
	Quantity	8,168,714
	Common Share Equivalent	1,633,743

Term		Equation		Values		Output
CALL	=	[S * N(d1)] - [X * N(d2) * $e^{(-R*T)}$]				
d1	=	$\frac{LN(S / X) + ((R-D) + \sigma^2/2)*T}{\sigma * \sqrt{T}}$	=	$\frac{LN(\$7.02 / \$10.00) + [(4.09\% - 0\%) + 25\% / 2] * 3.24}{25.0\% * \sqrt{3.24}}$	=	(0.2660)
d2	=	$\frac{LN(S / X) + ((R-D) - \sigma^2/2)*T}{\sigma * \sqrt{T}}$	=	$\frac{LN(\$7.02 / \$10.00) + [(4.09\% - 0\%) - 25\% / 2] * 3.24}{25.0\% * \sqrt{3.24}}$	=	(0.7163)
	or	$d1 - \sigma * \sqrt{T}$	=	$-0.2660 - (25.0\% * \sqrt{3.24})$	=	(0.7163)
N(d1)	=				=	0.3951
N(d2)	=				=	0.2369
C	**=**	**[S * N(d1)] - [X * N(d2) * $e^{(-R*T)}$]**	**=**	**[$7.02 * 0.3951] - [$10.00 * 0.2369 * e^(-4.09% * 3.24)]**	**=**	**0.6990**
Price per Warrant[1]					**=**	**0.1398**

Class F — KBW Black-Scholes

Note:
1 Adjusted for conversion ratio

SUN AMERICAN BAN Equity
OV
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N125 EquityOV
Screen Printed
Standard Option Valuation
Page 1/2
SAMB US SUN AMERICAN BANCORP
Currency: USD
Hit 1 GO for save/send screen
Hit 2 GO for notes
Hit 3 GO for dividends
Hit PAGE for scenario graph
Price of SAMB US Equity 7.02
Strike: 10.00 142.450% (USD)Rate: 4.090% S Semiannual
NOTE Riskfree rate has been adjusted
Exercise Type: A American
Put or Call: C Call
Time to Expiration: 1184 06:30 Model Type: 1 Default (Trinomial)
Trade: 9/ 4/07 09:45
Expiration: 12/ 1/10 16:15
Settle Date: 9/ 4/07
Exercise Delay: 0
Option Valuation and Risk Parameters
Value Percent
Price: .696394 9.920%
Volatility: 25.000%
Delta: 0.39403
Gamma: 0.12172
Vega: 0.04883
Time Value: 0.69639
Theta: 0.00074
Premium: 52.37029
Parity: -2.98000
Gearing: 10.08050
Rho 6.73587
Dividends Continuous
Dividend Yield 0.00%
No dividends proj.
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 920410
Hong Kong 852 2977 6000 Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2007 Bloomberg L.P.
04-Sep-2007 09:49:03

Class F — Bloomberg

Historical SAMB Share Price Volatility						
		10-Q	1-M	3-M	6-M	1-Yr	2-Yr	3-Yr
		19.0%	24.5%	25.1%	29.5%	25.1%	23.1%	27.0%
	7.00	0.082	0.134	0.140	0.183	0.140	0.120	0.158
SAMB	7.25	0.099	0.154	0.161	0.205	0.160	0.139	0.180
Share	7.50	0.118	0.176	0.183	0.229	0.182	0.160	0.202
Price ($)	7.75	0.138	0.199	0.206	0.254	0.206	0.183	0.227
	8.00	0.160	0.224	0.231	0.281	0.231	0.207	0.252
	8.25	0.184	0.250	0.257	0.308	0.257	0.233	0.279

KBW

Class F — Sensitivity Analysis

Conversion Ratio Adjusted Price per Warrant ($)

Symbol	Assumption	Value
S	Current Stock Price	$7.02
X	Exercise Price	$10.00
R	Risk Free Rate	4.09%
σ	Volatility (St.Dev. Stock Price)	25.0%
D	Dividend Rate	0.00%
	Today's Date	9/4/07
	Expiration Date	8/1/10
T	Time to Expiration	2.91 years
	Conversion Ratio	0.40
	Quantity	740,588
	Common Share Equivalent	296,235

Term		Equation		Values		Output
CALL	=	$[S * N(d1)] - [X * N(d2) * e^{-R*T}]$				
d1	=	$\frac{LN(S / X) + ((R-D) + \sigma^2/2)*T}{\sigma * \sqrt{T}}$	=	$\frac{LN(\$7.02 / \$10.00) + [(4.09\% - 0\%) + 25\% / 2] * 2.91}{25.0\% * \sqrt{2.91}}$	=	(0.3374)
d2	=	$\frac{LN(S / X) + ((R-D) - \sigma^2/2)*T}{\sigma * \sqrt{T}}$	=	$\frac{LN(\$7.02 / \$10.00) + [(4.09\% - 0\%) - 25\% / 2] * 2.91}{25.0\% * \sqrt{2.91}}$	=	(0.7639)
	or	$d1 - \sigma * \sqrt{T}$	=	$-0.3374 - (25.0\% * \sqrt{2.91})$	=	(0.7639)
N(d1)	=				=	0.3679
N(d2)	=				=	0.2225
C	**=**	$[S * N(d1)] - [X * N(d2) * e^{(-R*T)}]$	**=**	**[$7.02 * 0.3679] - [$10.00 * 0.2225 * e^(-4.09% * 2.91)]**	**=**	**0.6075**
Price per Warrant[1]					**=**	**0.2430**

KBW

Class F Underwriter — KBW Black-Scholes

Note:
1 Adjusted for conversion ratio

SUN AMERICAN BAN Equity
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Standard Option Valuation
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SAMB US SUN AMERICAN BANCORP
Currency: USD
Hit 1 GO for save/send screen
Hit 2 GO for notes
Hit 3 GO for dividends
Hit PAGE for scenario graph
Price of SAMB US Equity 7.02
Strike: 10.00 142.450% (USD)Rate: 4.090% S Semiannual
NOTE Riskfree rate has been adjusted
Exercise Type: A American
Put or Call: C Call
Time to Expiration: 1062 06:30 Model Type: 1 Default (Trinomial)
Trade: 9/ 4/07 09:45
Expiration: 8/ 1/10 16:15
Settle Date: 9/ 4/07
Exercise Delay: 0
Option Valuation and Risk Parameters
Dividends Continuous
Value Percent
Price: .605339 8.623%
Volatility: 25.000%
Delta: 0.36690
Gamma: 0.12576
Vega: 0.04532
Time Value: 0.60534
Theta: 0.00075
Premium: 51.07321
Parity: -2.98000
Gearing: 11.59680
Rho 5.75207
Dividend Yield 0.00%
No dividends proj.
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 920410
Hong Kong 852 2977 6000 Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2007 Bloomberg L.P.
04-Sep-2007 09:49:44

Class F Underwriter — Bloomberg

Historical SAMB Share Price Volatility						
		10-Q	1-M	3-M	6-M	1-Yr	2-Yr	3-Yr
		19.0%	24.5%	25.1%	29.5%	25.1%	23.1%	27.0%
	7.00	0.138	0.232	0.244	0.323	0.243	0.207	0.277
SAMB	7.25	0.168	0.270	0.282	0.366	0.282	0.243	0.318
Share	7.50	0.202	0.311	0.323	0.411	0.323	0.282	0.361
Price (S)	7.75	0.240	0.355	0.368	0.459	0.367	0.324	0.407
	8.00	0.282	0.402	0.415	0.510	0.415	0.370	0.456
	8.25	0.328	0.452	0.466	0.563	0.465	0.419	0.507

KBW

Class F Underwriter — Sensitivity Analysis

Conversion Ratio Adjusted Price per Warrant ($)

Warrant Tender Impact to SAMB Shareholders

% of Warrants Tendered	0%	25%	50%	75%	100%
Est. 2008 Net Income ($000)	$1,998	$1,998	$1,998	$1,998	$1,998
Funding Required for Tender ($000)	0	1,194	2,389	3,583	4,777
PT Annual Cost of Funding ($000)	0	87	173	260	346
Post Tender Est. 2008 Net Income ($000)	$1,998	$1,942	$1,885	$1,829	$1,773
2Q Diluted Shares Outstanding (000)	11,100	11,100	11,100	11,100	11,100
Estimated 2008 EPS ($)	0.18	0.18	0.18	0.18	0.18
Post Tender Est. 2008 EPS ($)	**0.18**	**0.17**	**0.17**	**0.16**	**0.16**
Accretion / (Dilution)	**0.0%**	**-2.8%**	**-5.6%**	**-8.5%**	**-11.3%**
Pro Forma Book Value per Share	9.76	9.65	9.54	9.43	9.32
% Dilution	*0.0%*	*-1.1%*	*-2.2%*	*-3.4%*	*-4.5%*
Current TE / TA	10.7%	10.7%	10.7%	10.7%	10.7%
Pro Forma TE / TA	**10.7%**	**10.4%**	**10.2%**	**10.0%**	**9.8%**

Warrant Class	D	D - UW	E	E - UW	F
Offering Price per Warrant	$0.25	$0.11	$0.35	$0.35	$0.32

KBW

Impact to Earnings and Capital

Notes:
1 2008 net income based on KBW Research EPS estimate of $0.18
2 Cost of funding based on 7.25% rate on line of credit
3 Fully diluted shares based on SAMB estimate

25% Tender Success Rate
$30.00
$27.00
$24.00
$21.00
$18.00
$15.00
3%
2%
1%
0%
$15.99
$17.85
$19.02
$20.54
$21.05
$22.05
2.00x
2.25x
2.50x
2.75x
3.00x
Status Quo Value per SAMB Share
Pro Forma Value per SAMB Share
Accretion to Shareholders

50% Tender Success Rate
$30.00
$27.00
$24.00
$21.00
$18.00
$15.00
7%
6%
5%
4%
3%
2%
1%
0%
$15.99
$16.54
$18.24
$19.02
$20.54
$21.65
$22.05
$23.35
6%
2.00x
2.25x
2.50x
2.75x
3.00x
Status Quo Value per SAMB Share
Pro Forma Value per SAMB Share
Accretion to Shareholders

75% Tender Success Rate
$30.00
$27.00
$24.00
$21.00
$18.00
$15.00
12%
10%
8%
6%
4%
2%
0%
$15.99
$16.89
$18.70
$19.02
$20.52
$20.54
$22.05
$24.16
6%
8%
9%
2.00x
2.25x
2.50x
2.75x
3.00x
Status Quo Value per SAMB Share
Pro Forma Value per SAMB Share
Accretion to Shareholders

100% Tender Success Rate
$30.00
$27.00
$24.00
$21.00
$18.00
$15.00
16%
14%
12%
10%
8%
6%
4%
2%
0%
$15.99
$17.29
$19.24
$19.02
$21.20
$23.15
8%
10%
11%
14%
2.00x
2.25x
2.50x
2.75x
3.00x
Status Quo Value per SAMB Share
Pro Forma Value per SAMB Share
Accretion to Shareholders

Impact to SAMB Shareholder Value

Price per SAMB Share at Various Multiples of Book Value

➢

➢

350%
300%
250%
200%
150%
100%
50%
0%
161%
143%
118%
194%
171%
138%
227%
198%
158%
259%
225%
179%
292%
253%
199%
$200mm
$225mm
$250mm
$275mm
$300mm
Sun American Total Franchise Value ($mm)
Premium to Current Market Cap
Pro Forma Premium to Current Share Price
Status Quo Premium to Current Share Price

Improved Upside for Long-term SAMB Shareholders

Current SAMB shareholders share in more of the upside in Sun American’s franchise value, after a successful tender offer

SAMB shareholders would receive a premium of 198% above current levels, if the entire company were valued at $250 million, versus 158% without the warrant tender offer

29